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                                                                   EXHIBIT 10.32

                             AGREEMENT TO ACCELERATE

                                   PUT RIGHTS


         This AGREEMENT TO ACCELERATE PUT RIGHTS (this "Agreement"), dated as of June 26, 1998 (the "Effective Date"), is made and entered into among Gotesco Properties Inc., a Philippine corporation ("Gotesco"), Jose C. Go, a Philippine citizen, and Joel T. Go, a Philippine Citizen (Gotesco, Jose C. Go and Joel T. Go are each individually, a "Go Holder" and collectively, the "Go Holders"), Nextel International, Inc., a Washington corporation ("Nextel"), and Top Mega Enterprises Ltd., a Hong Kong corporation and indirect wholly owned subsidiary of Nextel.


                                    RECITALS

         A. Nextel, the Go Holders, Top Mega Enterprises Ltd. and Infocom Communications Network, Inc. ("Infocom") are parties to that certain Restructuring Agreement, dated as of April 2, 1998 (the "Restructuring Agreement"), pursuant to which: (i) the parties agreed to make certain changes to the corporate governance of Infocom, and (ii) the Go Holders and Nextel granted to each other certain rights with respect to puts and calls of shares held by the Go Holders in Infocom. Capitalized terms used herein and not otherwise defined herein are used with the same meanings as in the Restructuring Agreement.

         B. The Go Holders are each executing an irrevocable proxy (collectively, the "Proxies"), of even date herewith, at the request of Nextel to facilitate the performance by the Go Holders of certain covenants of theirs with respect to corporate governance contained in the Restructuring Agreement.

         C. Nextel and the Go Holders now desire to accelerate the Go Holders' put rights on the terms and conditions set forth herein.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.       GO PUT RIGHT.

         1.1 Exercise of Put Right. Notwithstanding any provision of the Restructuring Agreement, the Go Holders hereby exercise the Go Put Right


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and Nextel, or its designee, agrees to purchase the shares of Infocom common stock more fully described in Section 2.1 (the "Shares") as though the Put Period had occurred as of the date hereof and was continuing in accordance with the terms and conditions of the Restructuring Agreement, unless otherwise specified herein. Nextel and the Go Holders will close the purchase of such Shares no later than August 21, 1998.

         1.2      Purchase Price; Payment.

                  (a) The aggregate purchase price paid to the Go Holders for the Shares upon exercise of the Go Put Right in accordance herewith shall equal U.S.$9,000,000 (the "Purchase Price"), subject to adjustment for stock dividends, reclassifications, recapitalizations, stock splits, combinations, exchanges of shares or similar transactions after the date hereof which alter the Go Holders' aggregate percentage ownership in Infocom.

                  (b)      The Purchase Price shall be paid as follows:

                           (i) U.S.$500,000 upon execution and delivery of this Agreement and the Proxies (the "Initial Installment");

                           (ii) U.S.$500,000 upon conclusion of the annual Infocom Shareholders Meeting in July 1998 provided that at such meeting the Shares owned by the Go Holders will have been voted pursuant to the Proxies and to effectuate the corporate governance structure described in the Restructuring Agreement; and

                           (iii) U.S.$8,000,000 upon the transfer (the "Transfer") of all the Shares owned by the Go Holders to a qualified third-party purchaser in accordance with Philippines law (the "Final Installment").

         1.3      Pledge of Shares; Delivery.

                  (a) To secure the obligations of any and all of the Go Holders to Nextel hereunder and under the Restructuring Agreement and the Proxies, the Go Holders hereby pledge, assign, hypothecate, deliver and set over to Nextel, or its designee, all of their right, title and interest in the Shares, together with any proceeds of the Shares, and hereby grant to Nextel, or its designee, a first priority security interest in the Shares and the proceeds thereof, effective against all third parties.

                  (b) Upon execution of this Agreement and payment of the Initial Installment, each of the Go Holders shall deliver to Nextel, acting on its own behalf or on behalf of its designee, the certificates representing their respective Shares (the "Certificates"), together with a stock power (or assignment separate from certificate) endorsed in blank for such Certificates with appropriate signature guarantees. Upon payment of the Final Installment, or pursuant to Section 4, below, legal ownership of the Shares shall transfer to Nextel or its designee without any further action or consent by any Go Holder.

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2.       REPRESENTATIONS AND WARRANTIES OF GO HOLDER. Each Go Holder jointly and severally represents and warrants to Nextel and any designee of Nextel that as of the date hereof and the date of Transfer:

         2.1 Share Ownership. The Shares are held as follows: Gotesco owns beneficially and of record 678,991 Shares; Jose C. Go owns beneficially and of record 2 Shares; and Joel T. Go owns beneficially and of record 2 Shares. Each of the Go Holders has good and valid title, beneficially and of record, to such Go Holder's Shares in the amount set forth herein, free and clear of all claims, liens, suits, proceedings, calls, proxies, charges, options, security interests and encumbrances of any kind, except as set forth in the Restructuring Agreement; and such Go Holder now has, and on the date of Transfer will have, full power and authority to transfer such Shares to Nextel or its designee. There are no outstanding proxies or other restrictions on voting rights with respect to any of the Shares. The Shares represent 20 percent of the issued and outstanding common stock of Infocom on a fully diluted basis, less 5 shares of Infocom common stock transferred by Gotesco to other qualified Philippines buyers.

         2.2 Power; Authority. Each Go Holder has the requisite power to enter into this Agreement and to carry out his, her or its obligations hereunder. If a Go Holder is a corporation or other entity, the execution and delivery of this Agreement by such Go Holder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or other action on the part of such Go Holder.

         2.3 Enforceability. This Agreement is a legal and valid agreement and obligation binding upon each of the Go Holders, enforceable against each Go Holder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

         2.4 No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the terms hereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time or both) under, any provision of (A) in the case of a Go Holder which is a corporation or other entity, its charter, bylaws or other organizational documents or (B) in the case of any of the Go Holders, any agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to such Go Holder or to his, her or its property or assets.

         2.5 No Consent. No consent, approval, order or authorization of, or registration, declaration or filing with, any government, governmental department, commission, board, bureau, agency, regulatory authority, instrumentality, or judicial or administrative body (a "Governmental Authority"), is required by or with respect to any Go Holder in connection with

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the execution and delivery of this Agreement or the consummation by the Go
Holders of the transactions contemplated hereby.

3. CONFIDENTIALITY. The Go Holders shall keep confidential, and shall not directly or indirectly make known, divulge, reveal, furnish, make available or otherwise disclose, in whole or in part, this Agreement or the Proxies, or any matter related hereto or thereto, or the transactions contemplated hereby or thereby (collectively, the "Confidential Information") without the prior written consent of Nextel. The confidentiality restrictions set forth herein are not applicable to Confidential Information which is required to be disclosed by the order of any Governmental Authority of competent jurisdiction or under any legal or regulatory requirement, provided that the Go Holders, when being required to disclose such Confidential Information under such order or legal requirement, shall first give written notice of such obligation to Nextel and shall cooperate with Nextel in contesting such order or requirement or in seeking confidential treatment of the matters disclosed.

4. CONSEQUENCES OF DEFAULT/BREACH. Each Go Holder acknowledges and agrees that in the event that any or all of the Go Holders default under, or breach, any provision of this Agreement or the Restructuring Agreement or attempt to revoke any or all of the Proxies (each of the foregoing, a "Default"), the transfer of all the Shares to Nextel or its designee will immediately be consummated and no further consideration will be owed by Nextel to any Go Holder hereunder or under the Restructuring Agreement. Upon a Default, the Go Holders shall comply with any reasonable request of Nextel to consummate the transfer of Shares to Nextel or its designee.

5.       MISCELLANEOUS.

         5.1 Notices. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by facsimile and confirmed by return facsimile, or seven days after being mailed by first-class mail, postage prepaid and return receipt requested, in each case to the applicable addresses set forth below:

                  If to Nextel:

                             Nextel International, Inc.
                             1191 Second Ave.
                             Suite 1600
                             Seattle, WA 98101
                             U.S.A.
                             Attention:     General Counsel
                             Facsimile:     (206) 749-8384


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                  If to Gotesco, Jose C. Go or Joel T. Go:

                             Gotesco Properties Inc.
                             Ever Gotesco Corporate Center
                             1958 C.M. Recto Avenue
                             Manila, Philippines
                             Attention:     Jose C. Go
                             Facsimile:     (63-2) 735-4741

or to such other address as such party shall have designated by notice so given to each other party.

         5.2 Transfer; Assignment. Neither this Agreement nor any of the rights, interests or obligations in this Agreement shall be assigned by any Go Holder without the prior written consent of Nextel. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. The Go Holders expressly agree that Nextel may assign its rights and obligations hereunder to a third party who shall be the transferee of the Shares.

         5.3 Amendment. This Agreement cannot be amended or modified except by a written instrument executed by the parties to this Agreement who propose to be bound by the amendment or modification.

         5.4 Headings. The headings in this Agreement are inserted for convenience of reference only and are not intended to be a part of or affect the meaning or interpretation of this Agreement.

         5.5 Entire Agreement. This Agreement and the Restructuring Agreement supersede any and all oral or other written agreements and understandings heretofore made relating to the subject matter hereof and collectively contain the entire agreement of the parties hereto relating to the subject matter hereof and thereof.

         5.6 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Republic of the Philippines without regard to conflicts-of-laws principles.

         5.7 Remedies. Each party hereto acknowledges that the other parties to this Agreement may not have an adequate remedy at law for money damages in the event that this Agreement is not performed by such party in accordance with its terms and, therefore, agrees that each party shall be entitled to specific performance of, and injunctive relief to prevent any violation of, the terms hereof, in addition to any other remedy or relief available at law or in equity, and further agrees not to take action, directly or indirectly, in opposition to any other party's seeking such specific enforcement or injunctive relief.

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         5.8  Severability. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law; provided, however, that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

         5.9 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

         5.10 No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of and shall not be enforceable by any person who or which is not a party hereto.

         5.11 Restructuring Agreement. Except as expressly set forth herein, the parties agree that the provisions of the Restructuring Agreement remain in full force and effect.

         5.12 Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed an original but all of which together constitute one and the same instrument.

                                    * * *


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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                    NEXTEL INTERNATIONAL, INC.


                                    By:  /s/ BRIAN A. VINCENT
                                       ----------------------------
                                    Name:    Brian A. Vincent
                                    Title:   Vice President

                                    Address:      1191 Second Ave.
                                                  Suite 1600
                                                  Seattle, WA  98101
                                                  U.S.A.
                                    Facsimile:    (206) 749-8384


                                    TOP MEGA ENTERPRISES LTD.


                                    By:   /s/ BRIAN A. VINCENT
                                       ----------------------------
                                    Name:     Brian A. Vincent
                                    Title:    Director

                                    Address:      c/o Nextel International, Inc.
                                                  1191 Second Ave.
                                                  Suite 1600
                                                  Seattle, WA  98101
                                                  U.S.A.
                                    Facsimile:    (206) 749-8384


                                    GOTESCO PROPERTIES INC.


                                    By:  /s/ JOSE C. GO
                                       ----------------------------
                                    Name:    Jose C. Go
                                    Title:   President

                                    Address:      Ever Gotesco Corporate Center
                                                  1958 C.M. Recto Avenue
                                                  Manila, Philippines
                                    Facsimile:    (63-2) 735-4741


                       [SIGNATURES CONTINUED ON NEXT PAGE]



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                                     /s/ JOSE C. GO
                                    -----------------------------------
                                    JOSE C. GO

                                    Address:      Gotesco Properties Inc.
                                                  Ever Gotesco Corporate Center
                                                  1958 C.M. Recto Avenue
                                                  Manila, Philippines
                                    Facsimile:    (63-2) 735-4741



                                     /s/ JOEL T. GO
                                    -----------------------------------
                                    JOEL T. GO

                                    Address:      Gotesco Properties Inc.
                                                  Ever Gotesco Corporate Center
                                                  1958 C.M. Recto Avenue
                                                  Manila, Philippines
                                    Facsimile:    (63-2) 735-4741



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